SCHEDULE 14A - EDGAR PICKUP - PCN 60

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CONTINUCARE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             CONTINUCARE CORPORATION

              80 S.W. 8TH STREET, SUITE 2350, MIAMI, FLORIDA 33130

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 12, 2000

                              --------------------


To the Shareholders of Continucare Corporation:


         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Continucare Corporation, a Florida corporation, will be held at 10:00 a.m., local time, on Tuesday, December 12, 2000, at the Hyatt Regency Miami, 400 S.E. 2nd Avenue, Miami, Florida 33131 for the following purposes:

         (1) The election of five members to our Board of Directors to hold office until Continucare's 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To approve the Amended and Restated Continucare Corporation 2000 Stock Option Plan;

         (3) The transaction of such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on November 6, 2000 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors



                                          Spencer J. Angel
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER
                                          AND CHIEF OPERATING OFFICER

Miami, Florida
November 14, 2000

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                             CONTINUCARE CORPORATION

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

         This proxy statement is furnished in connection with the solicitation by the board of directors of Continucare Corporation, a Florida corporation, of proxies from the holders of our common stock, par value $.0001 per share, for use at the 2000 Annual Meeting of Shareholders of Continucare to be held at 10:00 a.m., local time, on Tuesday, December 12, 2000, at the Hyatt Regency Miami, 400 S.E. 2nd Avenue, Miami, Florida 33131, or at any adjournment(s) or postponement(s) thereof, pursuant to the foregoing notice of annual meeting of shareholders. This proxy statement and the enclosed form of proxy are first being sent to holders of our common stock on or about November 14, 2000.

         Shareholders should review the information provided herein in conjunction with the Continucare's 2000 annual report to shareholders, which accompanies this proxy statement. Continucare's principal executive offices are located at 80 S.W. 8th Street, Suite 2350, Miami, Florida 33130 and its telephone number is (305) 350-7515.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of our board of directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the annual meeting or by filing with Continucare's Secretary at our headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by Continucare at or prior to the annual meeting.

         The cost of preparing, assembling and mailing this proxy statement, the notice of annual meeting of shareholders and the enclosed proxy is to be borne by Continucare. In addition to the use of mail, our employees may solicit proxies personally, by telephone and by facsimile. Our employees will receive no compensation for soliciting proxies other than their regular salaries. Continucare may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the annual meeting, our shareholders will consider and vote upon the following matters:

         (1) The election of five members to our board of directors to hold office until our 2001 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To approve the Amended and Restated Continucare Corporation 2000 Stock Option Plan;

         (3) The transaction of such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the nominees for director named below and in favor of the other matters presented. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The board of directors has set the close of business on November 6, 2000 as the record date for determining shareholders of Continucare entitled to notice of and to vote at the annual meeting. As of the record date, there were 33,240,090 shares of common stock outstanding. Only the holders of issued and outstanding shares of common stock are entitled to vote at the annual meeting. Shareholders do not have the right to cumulate their votes, and are entitled to one vote for each share held. Shareholders do not have rights of appraisal or similar rights of dissenters under the Florida Business Corporation Act, with respect to any of the proposals set forth in this proxy statement.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum with respect to all matters presented. Directors will be elected by a plurality of the votes cast by the shares of common stock represented in person or by proxy at the annual meeting. The Amended and Restated Continucare Corporation 2000 Stock Option Plan will be approved if a majority of the votes of common stock present in person or by proxy at the annual meeting vote in favor of the proposal. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of common stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, (unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws). If less than a majority of outstanding shares entitled to vote are represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting to another date, time or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

         Prior to the annual meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the annual meeting and will be counted as votes cast at the annual meeting, but will not be counted as votes cast for or against any given matter.

         A broker or nominee holding shares registered in its name, or in the names of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors. If a matter has been included in the proxy to which a broker or nominee would not have discretionary voting power under applicable American Stock Exchange rules, any broker or nominee "non-votes" would not be considered as shares entitled to vote on the subject matter and therefore would not be considered by the inspector when counting votes cast on the matter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of November 6, 2000 concerning the beneficial ownership of the common stock by (i) each person known by Continucare to be the beneficial owner of more than 5% of the outstanding common stock, (ii) each of the directors, (iii) named executive officers, and (iv) all of our executive officers and directors as a group. All holders listed below have sole voting power and investment power over the shares beneficially owned by them, except to the extent such power may be shared with such person's spouse.


               NAME AND ADDRESS                       AMOUNT AND NATURE OF                    PERCENT OF
              OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(1)                COMMON STOCK(2)
              -------------------                   -----------------------                ---------------
Spencer J. Angel..........................                     300,800(3)                           *
   80 S.W. 8th Street
   Miami, FL 33130
Charles M. Fernandez......................                   2,179,167(4)                           6.5%
   4400 Biscayne Boulevard
   Miami, FL  33137
Dr. Phillip Frost.........................                   5,646,733(5)                          16.9
   4400 Biscayne Boulevard
   Miami, FL  33137
Janet L. Holt.............................                           0                              0
   80 S.W. 8th Street
   Miami, FL  33130
Robert Cresci.............................                     100,000(6)                           *
   c/o Pecks Management Partners, Ltd.
   One Rockefeller Plaza
   Suite 900
   New York, NY 10020
Patrick Healey............................                     100,000(6)                           *
   c/o Mayo Health Plan
   4168 South Point Parkway
   Suite 102
   Jacksonville, FL  32216
Strategic Investment Partners, Ltd........                   2,250,000(7)                           6.17
   Kaya Flamboyan 9
   Willemstad, Curacao
   Netherlands Antilles
Franklin Resources, Inc...................                   7,821,188(8)                          23.1
   777 Mariners Island Boulevard
   San Mateo, CA

Pecks Management Partners Ltd.............                   5,557,821(9)                          16.5
   One Rockefeller Plaza
   Suite 900
   New York, NY

All directors and executive officers
   as a group (6 persons).................                   8,069,100                             23.8

--------------------

*    Less than one percent.

(1) For purposes of this table, beneficial ownership is computed pursuant to Rule 13d-3 under the Exchange Act; the inclusion of shares as beneficially owned should not be construed as an admission that such shares are beneficially owned for purposes of the Exchange Act. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security he or she has or shares the power to vote or direct the voting of such security or the power to dispose of or direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

(2)  Based on 33,240,090 shares outstanding as of November 6, 2000.

(3) Includes (i) 800 shares held by Arkangel, Inc., (ii) 200,000 shares held by Harter Financial, Inc. and (iii) 100,000 shares of common stock underlying options that are currently exercisable.

(4) Includes (i) 1,316,667 shares of common stock owned of record by the Fernandez Family Limited Partnership, (ii) 27,500 shares held directly by Mr. Fernandez and (iii) 335,000 shares of common stock underlying options granted that are currently exercisable.

(5) Includes (i) 4,971,333 shares owed beneficially through Frost Nevada Limited Partnership (ii) 475,400 shares owned directly by Dr. Frost and
     (iii) 200,000 shares of common stock underlying options granted that are currently exercisable.

(6) Represents shares of common stock underlying options that are currently exercisable.

(7) Based on the most recent Schedule 13D/A, the Strategic Investment Partners, Ltd. is deemed to have sole voting power and each of Quasar Strategic Partners LDC, Quantum Industrial Partners LLC, QIH Management Investors, L.P. and QIH Management, Inc., Soros Fund Management, LLC and Mr. George Soros are deemed to have shared power.

(8) Based on the most recent Schedule 13G/A, these shares are beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct or indirect investment advisory subsidiaries of Franklin Resources, Inc. Such advisory contracts grant to such advisor subsidiaries all investment and/or voting power over such shares owned by such advisory clients. Includes 639,188 shares that may be issued upon conversion of the Convertible Subordinated Notes due 2002.

(9) Includes 454,163 shares of common stock that may be issued upon the conversion of Convertible Subordinated Notes due 2002. Share information based on the most recent Schedule 13G.

                              ELECTION OF DIRECTORS

                                (PROPOSAL NO. 1)

         Five persons are nominated for election as directors to serve until the next annual meeting of shareholders and until each director's successor is duly elected and qualified. Although we anticipate that all of the nominees will be able to serve, if any nominee is unable or unwilling to serve at the time of the annual meeting, proxies solicited hereunder will be voted in favor of the remaining nominees, if any, and for such other persons as may be designated by the board of directors, unless directed by a proxy to do otherwise.

         Mr. Spencer J. Angel, Mr. Charles M. Fernandez, Dr. Phillip Frost, Mr. Robert J. Cresci, and Mr. Patrick M. Healy are the five persons nominated as directors. Each of the director nominees is a current member of the board of directors. Biographical information for the director nominees is set forth below.

                                   MANAGEMENT

         The executive officers and directors of Continucare are as follows:

NAME                                AGE   POSITION
----                                ---   --------

Spencer J. Angel*.............      34    President, Chief Executive Officer,
                                            Chief Operating Officer and Director
Janet L. Holt.................      53    Chief Financial Officer
Charles M. Fernandez*.........      38    Chairman of the Board
Phillip Frost, M.D.*..........      64    Vice Chairman of the Board
Robert Cresci*................      56    Director
Patrick Healy*................      42    Director

--------------

* Director nominees.

         SPENCER J. ANGEL has served as the Company's President and Chief Executive Officer since the resignation of Mr. Fernandez on November 2, 1999. Prior to that time he served as the Company's Executive Vice President and Chief Operating Officer since July 12, 1999, and he served as a member of the board of directors since September 30, 1999. Mr. Angel has served, since 1996, as director and president of Harter Financial, Inc., a diversified financial consulting firm. See "Certain Relationships and Related Transactions." In 1999, Mr. Angel served as president and chief executive officer of Medical Laser Technologies, Inc., a company that produces digital x-ray picture archiving and communications systems for cardiac catheterization labs. He was the secretary, treasurer and director of Autoparts Warehouse, Inc., an auto parts retail and service company, from September 1997 to January 1999. From December 1994 through August 1996 Mr. Angel was President of 5 East 41 Check Cashing Corp., a company engaged in the payroll service and armored car business. From November 1991 to 1994 Mr. Angel was an associate attorney with Platzer, Fineberg & Swergold, a law firm specializing in corporate financial reorganizations.

         JANET L. HOLT was appointed as the Company's Chief Financial Officer in January 2000. Previously she served as the Vice President of Finance - Managed Care Division since she joined the Company in July 1999. Prior to joining the Company, Ms. Holt served as an audit Senior Manager at Ernst & Young, LLP since November 1997. From June 1995 to November 1997, Ms Holt served as the Internal Auditor for InPhyNet Medical Management, Inc., and she served as an audit manager with Deloitte & Touche, LLP from 1992 to June 1995.

         CHARLES M. FERNANDEZ, the Chairman of the Board, is the president and chief executive officer, and a director of Big City Radio, Inc., a company that owns and operates a network of radio stations, since November 1999. Mr. Fernandez co-founded Continucare in February 1996 and served as its Chairman of the Board, President and Chief Executive Officer from the Company's inception until November 1, 1999, at which time he resigned as the President and Chief

Executive Officer. From July 1999 until November 1999, Mr. Fernandez served as the Chairman of Hispanic Internet Holdings, Inc., a Spanish online service provider that was acquired by Big City Radio in 1999. He has also served as the Vice-Chairman of Healthcare2Net Solutions, an internet solutions company, since March 30, 2000. Mr. Fernandez has also been a director of IVAX Corporation, a Florida corporation ("IVAX") since April 1998.

         PHILLIP FROST, M.D. has served as Vice Chairman of Continucare since September 1996. Dr. Frost has served, since 1987, as Chairman of the Board and Chief Executive Officer of IVAX, a pharmaceutical manufacturer. He served as IVAX's President from July 1991 until January 1995. He was the Chairman of the Department of Dermatology at Mt. Sinai Medical Center of Greater Miami, Miami Beach, Florida from 1970 to 1992. Dr. Frost was Chairman of the board of directors of Key Pharmaceutical, Inc. from 1972 to 1986. He is Chairman of the board of directors of Whitman Education Group, which is engaged in proprietary education and a director of Northrup Grumman which is in the aerospace industry. He is Vice Chairman of the Board of Trustees of the University of Miami and a member of the Board of Governors of the American Stock Exchange.

         ROBERT CRESCI has served as one of our directors since February 2000. He has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since 1990. Mr. Cresci currently serves on the boards of Sepracor, Inc., Aviva Petroleum Ltd., Film Roman, Inc., Castle Dental Centers, Inc., j2 Global Communications, Inc., Candlewood Hotel Co., Inc., SeraCare Inc., E-Stamp Corporation and several private companies.

         PATRICK HEALY has served as one of our directors since February 2000. He has served as president and chief administrative officer and as a member of the board of directors for Mayo Health Plan, Inc. since its inception in June 1996. He also serves as president and chief administrative office and as a member of the board of directors of MHP Health and Life of Florida Domiciled Indemnity Insurer. Previously, Mr. Healy was president and chief executive officer and member of the board of directors for Cleveland Clinic Florida Health Plan from its inception in 1992 through 1996. Mr. Healy also served as a regional director of operations-southeast region and executive director Florida/Caribbean for The Travelers Insurance Company from 1990 through 1992.

         Officers serve at the pleasure of the board of directors, subject to the terms of any employment agreements. See "-Employment Agreements."

DIRECTOR COMPENSATION

         Other than the chairman of the board of directors, our directors do not currently receive any cash compensation for service on the board of directors but may be reimbursed for certain expenses in connection with attendance at board of director meetings or other meetings on our behalf. As discussed more fully below, the chairman of the board of directors is currently receiving an annual compensation of $50,000 during the term of office. Our directors are eligible to receive options under our stock option plan. See also "Certain Relationships and Related Transactions."

COMMITTEES AND MEETINGS

         During the fiscal year ended June 30, 2000, the board of directors held four meetings and took certain actions by unanimous written consent. Each director attended at least 75% of the aggregate of (i) the number of such meetings, and (ii) the number of meetings of committees of the board of directors held during fiscal year 2000, except for Spencer J. Angel who attended two of the three meetings of the board of directors that took place during the period he served as a director.

         The compensation committee's current members are Messrs. Cresci (Chairman), Healy and Fernandez. Neil Flanzraich served on the compensation committee until January 2000. Dr. Phillip Frost served as chairman until March 2000. Messrs. Cresci and Healy were appointed to the committee in March 2000. The compensation committee did not meet during fiscal year 2000. The primary function of the compensation committee is to review and approve our compensation policies and practices, propose compensation levels for directors and officers, and propose changes in our benefit plans.

         The audit committee's current members are Mr. Cresci (Chairman), Dr. Frost and Mr. Healy. Mr. Kenneth Looloian, the former chairman of the audit committee, resigned from the Board and the audit committee in September 1999. Upon his resignation, Dr. Frost was appointed chairman of the audit committee and Mr. Flanzraich became a member of the committee. Mr. Angel was appointed to this committee in September 1999. Mr. Flanzraich and Mr. Angel served as members of the audit committee until January 2000 and March 2000, respectively. Dr. Phillip Frost served as chairman until March 2000. Messrs. Cresci and Healy were appointed to the committee in March 2000.

         In accordance with the rules of the American Stock Exchange, Messrs. Cresci and Healy are independent directors. Dr. Frost is not an independent director for the fiscal year ended June 30, 2000 because he received 2,500,000 shares of Continucare's common stock in consideration for providing a personal guarantee on Continucare's bank credit facility. The Board believes it is in the best interest of Continucare and its shareholders for him to serve as a member of the audit committee based on his knowledge of Continucare's operations, its financial history and the healthcare industry. Dr. Frost has been the vice chairman of Continucare since September 1996 and a member of the audit committee since February 1999. The audit committee did not meet during the fiscal year ended June 30, 2000. The duties and responsibilities of the audit committee include (i) recommending to the Board the appointment of Continucare's auditors,
(ii) reviewing the plan and scope of audits, (iii) reviewing our significant accounting policies and internal controls and (iv) having general responsibility for all audit related matters. The Board has adopted a new written charter for the audit committee, effective June 13, 2000. A copy of the new written charter is included in this proxy statement as Appendix A.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Dr. Phillip Frost, chairman of our compensation committee until March 2000, is also a director and executive officer of IVAX Corporation. Mr. Charles Fernandez, a member of the compensation committee since March 2000, served as our president and chief executive officer until November 1999. Mr. Fernandez serves on the board of directors of IVAX Corporation.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth certain summary information concerning compensation paid or accrued by Continucare and its subsidiaries for the fiscal years 1998, 1999, and 2000 to or on behalf of (i) our chief executive officer,
(ii) the most highly compensated executive officer who was serving as an executive officer at the end of the last fiscal year, whose total annual salary and bonus, determined as of the end of the fiscal year ended June 30, 2000, exceeded $100,000 and (iii) one individual for whom disclosure would have been provided, but for the fact that he was not serving as an executive officer at the end of the last fiscal year (collectively, hereinafter referred to as the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                           ANNUAL COMPENSATION                          COMPENSATION
                                      ---------------------------                     -----------------
              NAME AND                 FISCAL               BONUS      OTHER ANNUAL   NO. OF SECURITIES     ALL OTHER
         PRINCIPAL POSITION             YEAR    SALARY ($)    ($)      COMPENSATION   UNDERLYING OPTIONS   COMPENSATION
         ------------------           -------   ----------  -----      ------------   ------------------   ------------
Spencer Angel,...................        2000    207,867            0        (1)                0                 0
  President and Chief Executive
  Officer
Janet Holt,......................        2000     83,077       20,000        (1)                0                 0
  Chief Financial Officer
Charles M. Fernandez,............        2000    139,891(2)         0        (1)                0            25,000(3)
  Former President and Chief             1999    352,782       15,000        (1)                0                 0
  Executive Officer                      1998    334,547            0        (1)          100,000                 0


-------------------

(1) The total perquisites and other personal benefits provided is less than 10% of the total annual salary and bonus to such officer.

(2) Reflects salary earned as President and Chief Executive Officer through November 1, 1999.

(3) Reflects payments for services rendered as Chairman of the board of directors. See also "Certain Relationships and Related Transactions."

OPTION GRANTS DURING FISCAL 2000

         We did not grant any stock options to any of the named executive officers during fiscal 2000. In addition, there were no stock appreciation rights granted in fiscal 2000.

OPTION EXERCISES IN FISCAL 2000 AND YEAR END OPTION VALUES

         The following table sets forth information with respect to (i) the number of unexercised options held by the named executive officers as of June 30, 2000, and (ii) the value as of June 30, 2000 of unexercised in-the-money options. No options were exercised by any of the named executive officers in fiscal 2000.

                                        NUMBER OF SECURITIES                         VALUE OF UNEXERCISED
                                   UNDERLYING UNEXERCISED OPTIONS                    IN-THE-MONEY OPTIONS
                                          AT JUNE 30, 2000                          AT JUNE 30, 2000 ($)(1)
                                 -----------------------------------          -----------------------------------
                                 EXERCISABLE           UNEXERCISABLE          EXERCISABLE           UNEXERCISABLE
                                 -----------           -------------          -----------           -------------
Charles M. Fernandez                135,000                     0                  0                      0

----------------
(1) Market value of shares covered by in-the-money options on June 30, 2000, less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

EMPLOYMENT AGREEMENTS

         Mr. Angel's employment agreement is for a one-year period commencing July 12, 1999, with additional one-year automatic renewals and provides for an annual base salary of $250,000. Additionally, he is eligible to receive a bonus equal to 7% of our earnings before interest, taxes, depreciation and amortization in excess of $3 million for the fiscal year. The agreement may be terminated by either party with or without cause upon 60 days notice prior to an anniversary date of the agreement. Pursuant to the terms of his agreement, Mr. Angel is prohibited from competing with Continucare for a one year period following his termination of his employment with Continucare. In the event that Mr. Angel is terminated without cause, Mr. Angel is entitled to his base salary for the period of one year and any unpaid accrued bonus.

         In November 1999, Mr. Fernandez, our chairman of the board of directors, resigned from his position as our president and chief executive officer. Upon his resignation, his employment agreement was modified to provide for an annual compensation of $50,000, payable during his term as chairman of the board of directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Under rules established by the Securities and Exchange Commission, the compensation committee of the board of directors is required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting Continucare's executive officers during the past fiscal year.

         GENERAL. The compensation committee is comprised of non-employee directors and is responsible for setting and administering policies that govern annual compensation of Continucare's executive officers, as well as its stock option plans. The compensation committee's general philosophy with respect to the compensation of the executive officers is to offer competitive compensation programs designed to attract key executives to Continucare and to recognize an individual's contribution and personal performance. Such compensation programs include a base salary as well as stock option plans designed to provide long-term incentives. In addition, the compensation committee may recommend the grant of discretionary bonuses to the executive officers. The committee did not establish performance targets or adopt any bonus plan for fiscal 2000.

         In establishing Continucare's executive compensation program, the compensation committee takes into account current market data and compensation trends for comparable companies, and gauges achievement of corporate and individual objectives. In setting the compensation for Mr. Angel, Continucare's President, Chief Executive Officer and Chief Operating Officer, the compensation committee took into account his responsibilities and amounts paid to other senior executives in the industry with comparable qualifications and experience. Performance bonuses and stock options grants to executive officers in prior fiscal years were structured to reinforce the achievement of both short and long term corporate objectives in addition to fostering a long-term perspective aligned with that of its shareholders.

                            Robert Cresci, Chairman
                                 Patrick Healy
                               Charles Fernandez

AUDIT COMMITTEE REPORT

         The audit committee of the Board has reviewed and discussed with management Continucare's audited financial statements for the fiscal year ended June 30, 2000. Additionally, it has received and reviewed the written disclosures and the letter from Ernst & Young LLP, our independent auditors for the fiscal year ending June 30, 2000, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee). The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 of the Auditing Standards Board of the American Institute of Certified Public Accountants. Based on these discussions with Ernst & Young LLP, the audit committee members recommended unanimously to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2000.

                            Robert Cresci, Chairman
                                 Patrick Healy
                               Dr. Phillip Frost

PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareholder return on Continucare's common stock against the cumulative total return of the AMEX Market Value Index and the NASDAQ Health Services Index for the period of September 11, 1996 (the date Continucare listed its common stock on the American Stock Exchange) to June 30, 2000.

                                                                      CUMULATIVE TOTAL RETURN
                                                  -----------------------------------------------------------------
                                                  9/11/96         6/97           6/98           6/99           6/00
                                                  -------         ----           ----           ----           ----
Continucare Corporation.................          100.00         65.73          55.24           6.99           7.70
AMEX Market Value.......................          100.00        113.08         141.85         159.89         188.32
Nasdaq Health Services..................          100.00         97.85          95.33          89.71          69.19


CERTAIN TRANSACTIONS

         In May 1999 we entered into an agreement with Harter Financial, Inc. ("Harter") to assist us with a financial reorganization and to represent us in negotiating the restructuring of our convertible subordinated notes and a settlement with the noteholders. As compensation for its services, Harter received an initial fee of $50,000 on May 18, 1999. On October 18, 1999, the board of directors approved a final compensation package to be paid to Harter consisting of a cash payment of $150,000 and the issuance of 200,000 unregistered shares of our common stock, which were valued at $112,500 based on the closing price of our stock on the date of grant. Mr. Angel, our president and chief executive officer, is also the president and a 15% shareholder of Harter. However, as of May 18, 1999, Mr. Angel was not an officer or director Continucare.

         In connection with the restructuring of the convertible subordinated notes which occurred in February 2000, we were required to procure a $3,000,000 bank credit facility and to obtain a financially responsible person(s) to personally guarantee the bank credit facility. We obtained such a bank credit facility and have obtained personal guarantees from Dr. Phillip Frost, our vice chairman and from the Fernandez Family Limited Partnership, an entity controlled by Charles M. Fernandez, our chairman. In consideration for providing the guarantees, we issued 2,500,000 shares of our common stock to Dr. Frost and 500,000 shares to Mr. Fernandez. These shares were valued at $3,375,000 based on the closing price of our stock on February 11, 2000 when the original guarantee was granted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires Continucare's directors and executive officers and persons who own more than ten percent of Continucare's outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by SEC regulation to furnish us with copies of all such reports they file.

         To Continucare's knowledge, based solely on a review of the copies of such reports furnished to Continucare and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been satisfied.

                  PROPOSAL TO APPROVE THE AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN

                                (PROPOSAL NO. 2)

BACKGROUND AND PURPOSE.

         The board of directors adopted the Continucare Corporation Amended and Restated 2000 Stock Option Plan, which we will refer to in this proxy statement as the "Plan", and recommended that it be submitted to our shareholders for approval at the annual meeting. The purpose of the Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment our success is largely dependent, through the encouragement of ownership of our stock by such persons. In furtherance of this purpose, the Plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase our common stock (collectively, "Options") to persons selected by the administrators of the Plan from the class of all of our regular employees, including officers who are regular employees and directors, independent contractors, consultants and non-employee directors, (b) the provision of loans for the purposes of financing the exercise of Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Options granted under the Plan.

         Shareholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the tax code,
(ii) in order for the employee plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) by the rules of the National Association of Securities Dealers National Market System.

         The effective date of the Plan is July 17, 2000 (the "Effective Date"). As of the date of this proxy statement, 1,340,000 options have been granted under the Plan. All options were granted to non-executive officer employees of Continucare.

         The following is a summary of certain principal features of the Plan. This summary is qualified in its entirety by reference to the complete text of the Plan, which is attached to this proxy statement as Appendix B. Shareholders are urged to read the actual text of the Plan in its entirety.

ADMINISTRATION OF THE PLAN.

         The Plan provides that it shall be administered by our board of directors or by a committee appointed by the board of directors which shall be composed of two or more directors all of whom shall be "outside directors" (as defined in the Plan) in compliance with Rule 16b-3 of the Exchange Act and
Section 162(m) of the tax code (although Rule 16b-3 also may be complied with if the option grants are approved by the board of directors).

         The committee or the board of directors, in its sole discretion, determines the persons to be awarded the Options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the committee or the board of directors has full power and authority to construe and interpret the Plan, and the acts of the committee or the board of directors are final, conclusive and binding on all interested parties, including our company, shareholders, officers and employees, recipients of grants under the Plan, and all persons or entities claiming by or through such persons.

         An aggregate of 4,000,000 shares of common stock are reserved for issuance upon the exercise of Options granted under the Plan. The maximum number of shares of common stock to which Options may be granted to any one individual under the Plan is 1,600,000. The shares acquired upon exercise of Options granted under the Plan will be authorized and issued shares of common stock. Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Plan. If any Option granted under the Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Plan.

CERTAIN TERMS AND CONDITIONS.

         All Options granted under the Plan must be evidenced by a written agreement between us and the grantee. The agreement will contain such terms and conditions as the committee or the board of directors shall prescribe, consistent with the Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

         For any Option granted under the Plan, the exercise price per share of common stock may be any price determined by the committee or the board of directors; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. For purposes of the Plan, the "Fair Market Value" on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the committee or the board of directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the American Stock Exchange (AMEX) or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by AMEX if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

         The committee or the board of directors may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the committee or the board of directors (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Plan also authorizes us to lend money to an optionee, guarantee a loan to an optionee, or otherwise assist an optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the optionee attributable to such exercise. If the exercise price is paid in whole or part with the optionee's promissory note, such note shall
(i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of our principal lender or such other rate as the committee or the board of directors, as the case may be, shall determine, and (iv) contain such other terms as the committee or the board of directors in its sole discretion shall reasonably require.

         The use of already owned shares of common stock applies to payment for the exercise of an Option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

         No Incentive Stock Option, and unless the prior written consent of the committee or the board of directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the Plan will be determined by the committee or the board of directors at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the committee or the board of directors determines. The committee or the board of directors may, in its sole discretion, accelerate the date on which any Option may be exercised. Each outstanding Option granted under the Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of our assets.

         Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Plan shall automatically be terminated
(a) three months after the date on which the optionee's employment or service is terminated for any reason other than (i) Cause (as defined in the employee plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the optionee's employment or service for Cause; (c) one year after the date on which the optionee's employment or service is terminated by reason of mental or physical disability; or (d) one year after the date on which the optionee's employment or service is terminated by reason of optionee's death, or if later, three months after the date of optionee's death if death occurs during the one year period following the termination of the optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of a holder of an Option, the Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The committee or the board of directors has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of our assets.

         The Plan will expire on July 17, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The committee or the board of directors may amend, suspend or terminate the Plan or any Option at any time, provided that such amendment shall be subject to the approval of the shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any optionee, pursuant to any Option previously granted, without the consent of the optionee.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS.

         The Plan is not qualified under the provisions of Section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NONQUALIFIED STOCK OPTIONS. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price. If the optionee is one of our employees, that income will be subject to the withholding of Federal income tax. The optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

         If an optionee pays for shares of common stock on exercise of an Option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee's tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the optionee had exercised the Option solely in exchange for cash.

         We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. The Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in Section 422 of the tax code. Under the tax code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income included in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         SECTION 162 LIMITATIONS. The Omnibus Budget Reconciliation Act of 2003 added Section 162(m) to the tax code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 2004. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Options under the employee plan will qualify as "performance-based compensation" that is fully deductible by us under
Section 162(m).

         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any optionee may depend on his particular situation, each optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

OPTION GRANTS UNDER THE PLAN

         As of the date of this proxy statement, non-qualified stock options to purchase an aggregate of 1,340,000 have been granted to six non-executive employees. The options were granted at an exercise price of $.69, the fair market value at the time of grant.

         The board of directors believes that the options granted under the Plan have been and will be awarded primarily to those person who possess a capacity to contribute significantly to the successful performance of Continucare. Because persons to whom grants of options are to be made are to be determined from time to time by the compensation committee or the board of directors, it is impossible at this time to indicate the precise number, name or positions of person who will hereafter receive options or the number of shares for which options will be granted except to the extent already granted and no one plan participant may be granted more than 1,600,000 options, subject to adjustments under certain conditions.

VOTE REQUIRED AND RECOMMENDATION

         The board of directors has approved the 2000 Amended and Restated Stock Option Plan as described in this Proposal No. 2 and is recommending approval by the shareholders because it believes that it is in the best interest of Continucare. The affirmative vote of a majority of the votes of common stock present in person or by proxy at the annual meeting and entitled to vote will be required for approval of the proposal to adopt the 2000 Amended and Restated Stock Option Plan as described above.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE CONTINUCARE CORPORATION 2000 AMENDED AND RESTATED STOCK OPTION PLAN.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         Continucare's independent public accountants for the fiscal years ended June 30, 2000 were, and for the fiscal year 2001 will be the firm of Ernst & Young LLP. It is expected that representatives of Ernst & Young LLP will (i) attend the annual meeting, (ii) have an opportunity to make a statement if they desire to do so, and (iii) be available to respond to appropriate questions.

                                 OTHER BUSINESS

         As of the date of this proxy statement, the board of directors knows of no other business to be presented at Continucare's 2000 annual meeting of shareholders. If any other business should properly come before Continucare's 2000 annual meeting of shareholders, the persons named in the accompanying proxy will vote thereon as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                              SHAREHOLDER PROPOSALS

         Shareholders interested in presenting a proposal for consideration at our 2001 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 promulgated by the Securities and Exchange Act of 1934. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, shareholder proposals must be received by our Corporate Secretary no later than July 17, 2001. Any shareholder proposal submitted other than for inclusion in our proxy materials for that meeting must be delivered to us no later than September 30, 2001, or such proposal will be considered untimely. If a shareholder proposal is received after September 30, 2001, we may vote in our discretion as to the proposal all of the shares for which we have received proxies for the 2001 annual meeting of shareholders.

                                 By Order of the board of directors,


                                 Spencer J. Angel
                                   PRESIDENT, CHIEF EXECUTIVE OFFICER
                                    AND CHIEF OPERATING OFFICER

Miami, Florida
November 14, 2000

                                                                      APPENDIX A

                        CHARTER OF THE AUDIT COMMITTEE OF
                             CONTINUCARE CORPORATION

PURPOSE AND SCOPE

This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Continucare Corporation, a Florida corporation (the "Company"). The purpose of the Committee is to assist the Board in fulfilling its responsibilities to oversee:

         o the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or any other user of such financial statements;

         o  the Company's systems of internal accounting and financial controls;

         o  the independence and performance of the Company's outside auditors;
            and

         o compliance by the Company with any legal compliance and ethics programs as may be established by the Board and the Company's management from time-to-time.

In fulfilling its obligations, the Committee shall maintain free and open communications between the Committee and the Company's:

         o  independent auditors,

         o  internal accounting staff, and

         o  management.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee is authorized to retain outside or special counsel, auditors, accounting or other consultants, experts, and professionals for this purpose.

The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants or advisors to, the Committee.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This Charter shall be published as an appendix to the Company's Proxy Statement for the Company's annual meeting of shareholders to the extent required by the rules and regulations of the Securities and Exchange Commission.

MEMBERS OF THE COMMITTEE

The Committee shall be comprised of not less that three members of the Board. The members of the Committee shall meet all "independence" and qualification requirements of the rules and regulations of the American Stock Exchange, as such rules and regulations may be amended or supplemented from time-to-time. Accordingly, each member of the Committee must be a director who:

         o has no relationship to the Company that may interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director; and

         o is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, or will become able to do so within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background that results in such individual's financial sophistication including, but not limited to, being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the American Stock Exchange and who is not a current employee or an immediate family member of an employee of the Company may serve as a member of the Committee, provided that:

         o the Board determines that membership by the individual on the Committee is required by the best interests of the Company and its shareholders, and

         o the Company complies with all other requirements of the rules and regulations of the American Stock Exchange with respect to non-independent members of the Committee, as such rules and regulations may be amended or supplemented from time-to-time.

KEY RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of the Committee's activities to the Board. The Committee recognizes that management shall be responsible for preparing the Company's financial statements and the independent auditors shall be responsible for auditing those financial statements. The functions set forth below shall be the principal recurring activities of the Committee in carrying out its oversight function. In carrying out its responsibilities, however, the Committee shall remain flexible in order to best react to changing conditions and circumstances. The following functions are set forth as a guide with the understanding that the Committee may deviate from this guide and supplement these functions as the Committee deems appropriate under the circumstances.

1. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board shall have the ultimate authority and responsibility to select (or to nominate for shareholder approval) the independent auditors, to approve the fees to be paid to the independent auditors, to evaluate the performance of the independent auditors, and, if appropriate, to replace the independent auditors.

2. The Committee shall discuss with management and the independent auditors the overall scope and plans for the audit, including the adequacy of staffing and the compensation to be paid to the independent auditors. The Committee also shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including the Company's system to monitor and management business risk, as well as legal and ethical compliance programs. To the extent the Committee deems it to be necessary, the Committee shall meet separately with the internal accounting staff and the independent auditors, with or without management present, as well as the Company's Chief Financial Officer and other management personnel, to discuss the results of the Committee's examinations.

3.       The Committee shall:

         o ensure that the independent auditors submit annually a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as such standard may be amended or supplemented from time to time;

         o discuss with the independent auditors any such relationships or services provided by the independent auditors and their impact on the objectivity and independence of the independent auditors; and

         o recommend that the Board take appropriate action to oversee the independence of the independent auditors.

4. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K), including the auditors' judgment about the quality, not just acceptability, of the Company's accounting principles, the consistency of the Company's accounting policies and their application, and the clarity and completeness of the Company's financial statements and related disclosures. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, including SAS No. 61, as such may be amended or supplemented.

5. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's Proxy Statement to be delivered to shareholders in connection with the Company's annual meeting of shareholders.

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including its internal audit staff, as well as the independent auditors, have more time, knowledge, and more detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations and the Company's internal policies and procedures.

                                                                      APPENDIX B



                     ---------------------------------------

                             CONTINUCARE CORPORATION
                              AMENDED AND RESTATED
                             2000 STOCK OPTION PLAN

                     ---------------------------------------




         1. Purpose. The purpose of this Plan is to advance the interests of CONTINUCARE CORPORATION, a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. DEFINITIONS. As used herein, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $.0001 per share.

                  (e) "Company" shall mean Continucare Corporation, a Florida corporation, and its successors or assigns.

                  (f) "Director" shall mean a member of the Board.

                  (g) "Effective Date" shall mean July 17, 2000.

                  (h) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the American Stock Exchange ("AMEX"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause
(i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee or the Board in a fair and uniform manner.

                  (i) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (j) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

                  (k) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (l) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (m) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

                  (n) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (o) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

                  (p) "Plan" shall mean this 2000 Stock Option Plan for the Company.

                  (q) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (r) "Share" shall mean a share of Common Stock.

                  (s) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AVAILABLE FOR OPTION GRANTS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to Four Million (4,000,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. INCENTIVE AND NON-QUALIFIED OPTIONS.

                  (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of the Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

                  (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section

422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.

         5. CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries.

                  (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 1,600,000, subject to adjustment as provided in Section 10 hereof.

         6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of:
(1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Committee or the Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in Section 10 hereof.

         8. EXERCISABILITY OF OPTIONS.

                  (a) Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in the Option Agreement for that Option, provided that in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option Agreement, and subject to the Committee or the Board's right to exercise its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control." For this purpose, the term "Change in Control" shall mean: Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned).

                  (c) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. TERMINATION OF OPTION PERIOD.

                  (a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

                           (ii) immediately upon the termination of the
Optionee's employment for Cause;

                           (iii) twelve months after the date on which the
Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's employment by reason of the death of the Optionee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof; or

                           (v) the tenth anniversary of the date of grant of the
Option.

         All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

                  (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 10(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

         10. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) the Board or the Committee may, in its
discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve benefits under the Plan.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11. TRANSFERABILITY OF OPTIONS AND SHARES.

                  (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                  (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

         12. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of those Shares.

         13. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Committee or the Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

                  (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations of the Committee or the Board, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and conclusive.

                  (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         15. INTERPRETATION.

                  (a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under

Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

                  (c) This Plan shall be governed by the laws of the State of Florida.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         17. TERMINATION DATE. The Plan shall terminate on the 10th anniversary of the Effective Date. The Plan shall be submitted to the shareholders of the Company for their approval and adoption.

                             CONTINUCARE CORPORATION

                        THIS PROXY IS SOLICITED ON BEHALF
                       OF THE COMPANY'S BOARD OF DIRECTORS

                                  COMMON STOCK

The undersigned, a holder of common stock of Continucare Corporation, a Florida corporation, hereby appoints Raquel Libman and Janet Holt, and each of them, acting alone, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of stock of the Company held of record by the undersigned at the close of business on November 6, 2000 at the Annual Meeting of Shareholders of the Company, to be held on Tuesday, December 12, 2000, at 10:00 a.m., local time, at Hyatt Regency Miami, 400 S.E. 2nd Avenue, Miami, Florida 33131, and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND THE OTHER PROPOSALS SET FORTH.

(1) ELECTION OF DIRECTORS SPENCER J. ANGEL, DR. PHILLIP FROST, CHARLES M. FERNANDEZ, ROBERT J. CRESCI AND PATRICK M. HEALY, as directors.

         [ ] VOTE FOR all nominees listed above, except as marked to the contrary below.

         [ ]      VOTE WITHHELD from all nominees listed above.

         [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):
                  ________________________________________.

(2) PROPOSAL to Approve the Continucare Corporation Amended and Restated 2000 Stock Option Plan.

               [ ] FOR [ ] AGAINST [ ] ABSTAIN

(3) Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

                               (see reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED `FOR' ALL OF THE PROPOSALS.

The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting for the 2000 Annual Meeting, (2) the proxy statement and (3) the Company's 2000 Annual Report to Shareholders.

                                          Dated                           , 2000
                                               --------------------------

                                          --------------------------------------
                                                     (Signature)


                                          --------------------------------------
                                                (Signature if held jointly)


IMPORTANT: Please sign exactly as your name appears and mail it promptly even though you now plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.